UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2019
AVON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park London W4 5HR United Kingdom (Address of principal executive offices) (Zip Code)
+44-1604-232425
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.25 per share	AVP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On October 2, 2019, in connection with the previously announced solicitation of consents by Natura Cosméticos S.A. (“Natura”) on behalf of Avon Products, Inc. (“Avon”) to amend the indenture governing Avon’s outstanding 6.950% Notes due 2043 (the “Indenture”), Avon and Deutsche Bank Trust Company Americas, as trustee under the Indenture, entered into a supplemental indenture to the Indenture. The Supplemental Indenture was executed following receipt of the requisite consents, and amends the change of control definition in the Indenture to provide that the previously announced transaction pursuant to which Avon will become a wholly owned direct subsidiary of Natura &Co Holding will not constitute a change of control under the Indenture.
The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, attached hereto as Exhibit 4.1, and incorporated herein by reference.
ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
The disclosure required by this Item is included in Item 1.01 and is incorporated herein by reference.
Forward-Looking Information
In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that are not historical facts or information that may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “forecast,” “plan,” “believe,” “may,” “expect,” “anticipate,” “intend,” “planned,” “potential,” “can,” “expectation,” “could,” “will,” “would” and similar expressions, or the negative of those expressions, may identify forward-looking statements. Such forward-looking statements are based on management’s reasonable current assumptions, expectations, plans and forecasts regarding the Company’s current or future results and future business and economic conditions more generally. Such forward-looking statements involve risks, uncertainties and other factors, which may cause the actual results, levels of activity, performance or achievement of the Company to be materially different from any future results expressed or implied by such forward-looking statements, and there can be no assurance that actual results will not differ materially from management’s expectations. Therefore, you should not rely on any of these forward-looking statements as predictors of future events.
Additional information identifying such factors is contained in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, the Company’s Current Report on Form 8-K filed on September 20, 2019 and other reports and documents.
The Company files with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements. All forward-looking statements contained in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are or were made, and the Company does not intend to update or otherwise revise the forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events, except as required by law.
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d):	The following exhibits are being filed herewith:

Exhibit No.	Exhibit
4.1	Tenth Supplemental Indenture, dated October 2, 2019, between Avon Products, Inc., as Issuer, and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.

Date: October 2, 2019	By:	/s/ Ginny Edwards
	Name:	Ginny Edwards
	Title:	Vice President, Interim General Counsel and Corporate Secretary